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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

Each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation ("Company") , which will file with the Securities and Exchange Commission, Washington, D.C. ("Commission"), under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the 52 weeks ended January 30, 1999, hereby constitutes and appoints W. J. Alcorn, R. B. Cavanaugh, C. R. Lotter, and D. A. McKay, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Annual Report, which is about to be filed, and any and all subsequent amendments to such Annual Report ("Annual Report"), and to file such Annual Report so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Commission in connection with any matter relating to such Annual Report, hereby granting to the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 10th day of March, 1999.



/s/ J. E. OESTERREICHER                      /s/ D. A. MCKAY
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J. E. Oesterreicher                          D. A. McKay
Chairman of the Board and                    Executive Vice President and
Chief Executive Officer                      Chief Financial Officer
(principal executive officer);               (principal financial officer)
Director



/s/ W. J. ALCORN
------------------------------
W. J. Alcorn
Vice President and Controller
(principal accounting officer)
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/s/ M. A. BURNS                          /s/ T. J. ENGIBOUS
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M. A. Burns                              T. J. Engibous
Director                                 Director



/s/ K. B. FOSTER                         /s/ V. E. JORDAN, JR.
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K. B. Foster                             V. E. Jordan, Jr.
Director                                 Director



/s/ GEORGE NIGH                          /s/ J. C. PFEIFFER
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George Nigh                              J. C. Pfeiffer
Director                                 Director



/s/ A. W. RICHARDS                       /s/ FRANCISCO SANCHEZ-LOAEZA
------------------------------           ------------------------------
A. W. Richards                           Francisco Sanchez-Loaeza
Director                                 Director



/s/ C. S. SANFORD, JR.                   /s/ R. G. TURNER
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C. S. Sanford, Jr.                       R. G. Turner
Director                                 Director